                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant /x/
Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement
/x/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               LENNAR CORPORATION
                (Name of Registrant as Specified in Its Charter)

                               LENNAR CORPORATION
                  (Name of Persons(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/x/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transactions apply:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, schedule or registration statement no.:
     (3) Filing party:
     (4) Date filed:

                                 LENNAR CORPORATION

     Seven Hundred N.W. 107th Avenue, Miami, Florida 33172  (305) 559-4000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 4, 1995

TO THE STOCKHOLDERS OF LENNAR CORPORATION:

     Notice is hereby given that the Annual Meeting of the stockholders of Lennar Corporation will be held at the Doral Park Golf and Country Club, 5001 N.W. 104 Avenue, Miami, Florida, on Tuesday, April 4, 1995, at 11:00 o'clock a.m. for the following purposes:

        1. To elect three directors. The other directors have been elected for terms which expire in subsequent years.

        2. To transact such other business as may properly come before the meeting.

     Only stockholders of record as of the close of business on February 6, 1995 will be entitled to notice of or to vote at the meeting or any adjournment of the meeting. The Company's transfer books will not be closed.

     If you do not intend to be present at the meeting, please sign and return the enclosed Proxy. If you attend and vote in person, the Proxy will not be used.

                                          By Order of the Board of Directors
                                          ROBERT B. COLE
                                          Secretary

Dated: March 1, 1995

                                PROXY STATEMENT
                      SOLICITATION AND REVOCATION OF PROXY

     The accompanying Proxy is solicited by the management of Lennar Corporation (the 'Company'). All shares represented by proxies will be voted in the manner designated; or if no designation is made, they will be voted for the election of directors. Shares represented by proxies which instruct the proxyholders to abstain (or which are marked by brokers to show that specified numbers of shares are not to be voted) with regard to particular matters will not be voted (or will not be voted as to the specified numbers of shares) with regard to those matters. THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY ARE BEING MAILED ON OR ABOUT MARCH 1, 1995 TO ALL STOCKHOLDERS OF RECORD ON FEBRUARY 6, 1995. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by delivery of a written instrument of revocation to the office of the Company, Seven Hundred N.W. 107th Avenue, Miami, Florida 33172, or in open meeting, without, however, affecting any vote previously taken. The presence of a stockholder at the meeting will not operate to revoke a proxy, but the casting of a ballot by a stockholder who is present at the meeting will revoke a proxy as to the matter on which the ballot is cast.

COST AND METHOD OF SOLICITATION

     The Company will bear the cost of soliciting proxies. Proxies are being solicited by mail and, in addition, directors, officers and employees of the Company may solicit proxies personally or by telephone or telegraph. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for the cost of sending proxy material to their principals.

VOTING RIGHTS AND PROXIES

     Only stockholders of record as of the close of business on February 6, 1995, will be entitled to vote at the meeting. The only outstanding voting securities of the Company on that date were 25,796,865 shares of Common Stock and 9,986,631 shares of Class B Common Stock. Each outstanding share of Common Stock is entitled to one vote. Each outstanding share of Class B Common Stock is entitled to ten votes.

     Stock may be voted in person or by proxy appointed by a writing signed by a stockholder. Any message sent to the Company prior to the time for voting which appears to have been transmitted by a stockholder, or any reproduction of a proxy, will be deemed sufficient. No proxy will be revoked by the death or incapacity of the maker, unless written notice of such death or incapacity is given to the Company by the fiduciary having control of the shares represented by the proxy.

PRINCIPAL STOCKHOLDERS

     The following persons are known by the Company to have owned beneficially more than 5% of any class of the Company's voting securities as of February 6, 1995:

                       NAME AND ADDRESS OF   AMOUNT AND NATURE OF PERCENT OF
   TITLE OF CLASS        BENEFICIAL OWNER    BENEFICIAL OWNERSHIP   CLASS
   --------------      -------------------   -------------------- ----------
Class B Common Stock      Leonard Miller           9,946,130(1)      99.6%
                          23 Star Island
                      Miami Beach, FL 33139
Common Stock                FMR Corp.              3,865,700           15%
                       82 Devonshire Street
                      Boston, MA 02109-3614
                                                                 (continued)

- ------------------------
(1) Leonard Miller's shares are owned by two limited partnerships, of which a corporation wholly-owned by Mr. Miller is the sole general partner, and of which Mr. Miller, a trust of which he is the primary beneficiary, and Mr. Miller's wife are the limited partners.

                       NAME AND ADDRESS OF   AMOUNT AND NATURE OF PERCENT OF
   TITLE OF CLASS        BENEFICIAL OWNER    BENEFICIAL OWNERSHIP   CLASS
   --------------      -------------------   -------------------- ----------
Common Stock            Neuberger & Berman         1,604,400          6.2%
                         605 Third Avenue
                     New York, NY 10158-3698

     On February 6, 1995, The Depository Trust Company owned of record 24,559,340 shares of Common Stock, constituting 95.2% of the outstanding Common Stock. The Company understands those shares were held beneficially for members of the New York Stock Exchange, some of whom may in turn have been holding shares beneficially for customers.

     The directors and executive officers beneficially owned the following voting securities of the Company on February 6, 1995:

                                                        AMOUNT AND
                                                         NATURE OF
                                                        BENEFICIAL      PERCENT OF
NAME OF BENEFICIAL OWNER          TITLE OF CLASS       OWNERSHIP(1)        CLASS
- ------------------------          --------------       ------------     ----------
Leonard Miller                    Class B Common Stock   9,946,130(2)(3)   99.59%
                                  Common Stock               8,985           .03%
Irving Bolotin                    Common Stock              54,336           .21%
Robert B. Cole                    Common Stock              71,300           .28%
Charles I. Babcock, Jr.           Common Stock              60,000           .23%
Richard W. McEwen                 Common Stock               4,050(4)        .02%
James W. McLamore                 Common Stock              45,000           .17%
Stuart A. Miller                  Common Stock             106,551           .41%
Arnold P. Rosen                   Common Stock                  --            --
Steven J. Saiontz                 Common Stock              96,364(5)        .37%
Jeffrey P. Krasnoff               Common Stock               9,792           .04%
Directors and Officers as a Group Class B Common Stock   9,946,130         99.59%
(16 persons)                      Common Stock             553,712          2.13%

- ------------------------
(1) Includes currently exercisable stock options and stock options which become exercisable within sixty days after February 6, 1995, as follows: Irving Bolotin (13,500), Stuart A. Miller (30,000), Steven J. Saiontz (30,000), Jeffrey P. Krasnoff (6,750), all directors and executive officers (108,425). Also includes shares held by the Company's Employee Stock Ownership/401(K) Plan for the accounts of the named persons. Additional information about those shares is contained in Note (1) to the Summary Compensation Table.

(2) Leonard Miller's shares are owned by two limited partnerships, of which a corporation wholly-owned by Mr. Miller is the sole general partner, and of which Mr. Miller, a trust of which he is the primary beneficiary, and Mr. Miller's wife are the limited partners.

(3) Stuart Miller is the trustee, and Stuart Miller and Mr. Saiontz' wife are beneficiaries, of a trust which holds limited partnership interests in a partnership which owns 3,500,000 shares of Class B Common Stock. Because Leonard Miller is the principal beneficiary of the trust and owns the corporation which is the sole general partner of the partnership, Leonard Miller is shown as the beneficial owner of the 3,500,000 shares and neither Stuart Miller nor Mr. Saiontz is shown as a beneficial owner of those shares.

(4) Does not include 1,500 shares owned by Mr. McEwen's wife.

(5) Does not include 9,000 shares held in a trust for Mr. Saiontz's wife.


     Because each outstanding share of Class B Common Stock is entitled to ten votes, Leonard Miller will be entitled to 99,470,285 votes, which will be 79.2% of the combined votes which may be cast by all the holders of Common Stock and Class B Common Stock, and all directors and officers as a group will be entitled to 99,917,087 votes, which will be 79.5% of the combined votes which may be cast by all the holders of Common Stock and Class B Common Stock.

                             ELECTION OF DIRECTORS

     The Company's directors are divided into three classes. The directors serve for terms of three years, and the term of one class of directors expires each year. The Company's Certificate of Incorporation and By-Laws provide that each class will have the highest whole number of directors obtained by dividing the number of directors constituting the whole Board by three, with any additional directors allocated, one to a class, to the classes designated by the Board of Directors. Each of the three classes of directors now consists of three members. The term of the directors who will be elected at the 1995 Annual Meeting of Stockholders will continue until the 1998 Annual Meeting. It is the intent of the persons named in the accompanying proxy to vote for the following three people as directors of the Company to serve until the 1998 Annual Meeting of the
Stockholders:

                                      DIRECTOR       TERM
    NAME OF DIRECTOR         AGE       SINCE        EXPIRES
    ----------------         ---      --------      -------

  NOMINATED TO SERVE UNTIL THE 1998 ANNUAL MEETING OF STOCKHOLDERS

Charles I. Babcock, Jr.        68       1990          1995
Irving Bolotin(1)              62       1974          1995
Leonard Miller(1)              62       1969          1995

      INFORMATION ABOUT DIRECTORS WHOSE TERMS ARE NOT EXPIRING

Richard W. McEwen              74       1987          1996
Stuart A. Miller               37       1990          1996
Steven J. Saiontz              36       1990          1996
Robert B. Cole(1)              84       1969          1997
James W. McLamore              68       1989          1997
Arnold P. Rosen                74       1969          1997

- ------------------------
(1) Executive Committee member.

     Leonard Miller is the Chairman of the Board and President of the Company.

     Irving Bolotin is the Senior Vice President of the Company.

     Robert B. Cole is the Corporate Secretary of the Company. In January 1984, Mr. Cole became the Chairman of the Company's Executive Committee and a consultant to the Company on business and legal affairs. Mr. Cole also continued in his capacity as the Company's General Counsel. Prior to January 1984, Mr. Cole had for more than five years been engaged in the practice of law as a member of Mershon, Sawyer, Johnston, Dunwody & Cole. Mr. Cole continues to be of counsel to that firm.

     Charles I. Babcock, Jr., was Chairman of The Babcock Company, a Miami based builder/developer. He is currently Chairman of King Charter Company, a Miami based real estate holding company. He is a director of Northern Trust of Florida Corporation.

     Richard W. McEwen was Chairman of the Board of Burdines, a chain of Florida department stores owned by Federated Stores, Inc., from 1977 to 1984, at which time he retired. He is a director of Sound Advice, Inc. and Supreme International (both of which are retail businesses).

     James W. McLamore was a co-founder of Burger King Corporation, where he served as President and Chairman of the Board for over 21 years prior to his retirement. He is a director of Ryder System, Inc.

     Stuart A. Miller is a Vice President of the Company and President of Lennar Homes, Inc. and Lennar Commercial Properties, Inc., both wholly-owned subsidiaries of the Company. He is the son of Leonard Miller and brother-in-law of Steven J. Saiontz.

     Arnold P. Rosen was one of the founders of the Company and its predecessor, Lennar Homes, Inc. (formerly, F&R Builders, Inc.). Now retired, Mr. Rosen served as Executive Vice President of the Company from its founding until his retirement on December 31, 1977.

     Steven J. Saiontz is the President of Lennar Financial Services, Inc., a wholly-owned subsidiary of the Company. He is the son-in-law of Leonard Miller and brother-in-law of Stuart A. Miller.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the annual compensation, long-term compensation and all other compensation for the Company's chief executive officer and for the four additional executive officers who together comprised the five highest paid executive officers of the Company for the year ended November 30, 1994:

                           SUMMARY COMPENSATION TABLE

                                    ANNUAL COMPENSATION        LONG-TERM COMPENSATION
                                  -------------------------  ---------------------------
                                                                   AWARDS       PAYOUTS
                                                             ------------------ -------
                                                     OTHER   RESTRICTED
                                                    ANNUAL     STOCK             LTIP    ALL OTHER
    NAME AND PRINCIPAL          SALARY   BONUS  COMPENSATION AWARDS(1) OPTIONS/ PAYOUTS COMPENSATION(2)
         POSITION          YEAR   ($)     ($)          ($)       ($)      SARS    ($)          ($)
    ------------------    ----- ------- ------- ------------ --------- -------- ------- ---------------
Leonard Miller             1994 400,000 472,500                1,500                         3,012
  Chairman of the          1993 400,000 410,000                2,400                         2,950
  Board and President      1992 398,100 227,000                2,200                         2,882

Irving Bolotin             1994 214,400                        1,500                         3,012
  Senior Vice President    1993 209,400                        2,100                         2,950
                           1992 204,600                        2,000                         2,882

Stuart A. Miller           1994 175,000 372,500                1,500                         2,376
  Vice President           1993 175,000 205,000                1,800                         2,314
                           1992 174,200 113,000                2,100                         2,282

Steven J. Saiontz          1994 175,000 372,500                1,500                         2,372
  President, Lennar        1993 175,300 205,000                1,800                         1,373
  Financial                1992 173,500 113,000                2,000                         2,282
  Services, Inc.

Jeffrey P. Krasnoff        1994 130,000 144,700                1,500                         2,376
  Vice President           1993 135,000  70,000                2,100                            69
                           1992 129,200                        1,700    45,000                  66

                                       4

- ------------------------
(1) At November 30, 1994, a total of 364,272 restricted shares of Common Stock, with an aggregate market value of $5,691,750 on that day, were held in employees' accounts under the Company's Employee Stock Ownership/401(K) Plan. All shares in the accounts of employees with more than five years' service are vested (133,152 shares at November 30, 1994). Shares in the accounts of other employees become vested when and if the employees attain five years of service. Holders of both vested and non-vested shares are entitled to the dividends on the shares. The restricted shares outstanding on November 30, 1994 included 8,985 shares in Leonard Miller's account (with a market value on that day of $140,391), 2,448 shares in Irving Bolotin's account (with a market value on that day of $38,250), 7,551 shares in Stuart
    A. Miller's account (with a market value on that day of $117,984), 3,790 shares in Steven J. Saiontz's account (with a market value on that day of $59,219) and 1,302 shares in Jeffrey P. Krasnoff's account (with a market value on that day of $20,344). All shares held in these officers' accounts were vested.

(2) Consisting of matching payments by the Company under the 401(k) aspect of the Company's Employee Stock Ownership/401(k) plan and term life insurance premiums paid by the Company, as follows:

                         401(K) MATCH TERM LIFE INSURANCE
                         ------------ -------------------
Leonard Miller      1994 $   2,310    $        702
                    1993     2,248             702
                    1992     2,182             700

Irving Bolotin      1994     2,310             702
                    1993     2,248             702
                    1992     2,182             700

Stuart A. Miller    1994     2,310              66
                    1993     2,248              66
                    1992     2,182             100

Steven J. Saiontz   1994     2,310              62
                    1993     1,319              54
                    1992     2,182             100

Jeffrey P. Krasnoff 1994     2,310              66
                    1993        --              69
                    1992        --              66

- ------------------------

     Directors who are not employees of the Company are paid annual fees of $6,000 plus $2,000 for each of the first five board meetings attended and $400 for each additional meeting in the same year. Directors who are employees of the Company receive no additional remuneration for services as directors.

     Robert B. Cole is a consultant to the Company on business and legal affairs and receives $75,000 per year for serving in that capacity.

     Neither the chief executive officer nor any other of the Company's five highest paid executive officers were granted any stock options or stock appreciation rights ('SAR's') during the fiscal year ended November 30, 1994.

     The following table sets forth certain information with regard to the aggregate option/SAR exercises in the fiscal year ended November 30, 1994 and option/SAR values as of the end of that year for the chief executive officer and the four other highest compensated executive officers of the Company:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                                                           VALUE OF
                                                                        NUMBER OF       UNEXERCISED
                                                                      UNEXERCISED      IN-THE-MONEY
                                                                     OPTIONS/SARS       OPTION/SARS
                                                                        AT FISCAL         AT FISCAL
                                                                         YEAR-END     YEAR-END($)(1)
                                                SHARES      VALUE    ---------------- ----------------
                                                ACQUIRED ON REALIZED EXERCISABLE(E)/  EXERCISABLE(E)/
                      NAME                      EXERCISE      ($)    UNEXERCISABLE(U) UNEXERCISABLE(U)
                      ----                      ----------- -------- ---------------- ----------------
Leonard Miller                                       0      $   0               0     $           0
  Chairman of the Board and President

Irving Bolotin                                       0      $   0           9,000(E)  $      81,750(E)
  Senior Vice President                                                    76,500(U)  $     694,872(U)

Stuart A. Miller                                     0      $   0          22,500(E)  $     204,374(E)
  Vice President                                                          127,500(U)  $   1,158,121(U)

Steven J. Saiontz                                    0      $   0          22,500(E)  $     204,374(E)
  President, Lennar Financial Services, Inc.                              127,500(U)  $   1,158,121(U)

Jeffrey P. Krasnoff                                  0      $   0           4,500(E)  $      20,048(E)
  Vice President                                                           40,500(U)  $     180,428(U)

- ------------------------
(1) Based upon the difference between the exercise price of the options/SAR's and the last reported sale price of the Common Stock on November 30, 1994.

     None of the Company's five highest paid executive officers received any awards under long-term incentive plans during the fiscal year ended November 30, 1994.

INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board has established Audit and Compensation Committees. It does not have a Nominating Committee.

     The Audit Committee consists of Messrs. Babcock, McEwen, McLamore and Rosen. This Committee met twice in fiscal 1994. Its principal functions are: recommending to the full Board the engagement of independent auditors for the ensuing year, reviewing the scope of non-audit services performed for the Company by the independent auditors, reviewing the independent auditors' recommendations for improvements of internal controls and reviewing the scope of work, findings and conclusions of the Company's Internal Audit Department.

     The Compensation Committee consists of Messrs. Babcock, Cole, McEwen, McLamore and Rosen. This Committee met once in fiscal 1994. Its principal functions are: recommending to the full Board compensation arrangements for senior management and recommending to the full Board the adoption and implementation of compensation and incentive plans. In addition there is an Officers and Directors committee, consisting of Messrs. Babcock, McEwen, McLamore and Rosen, which approves grants of stock options and SAR's to officers.

     The Board normally holds meetings quarterly, but holds additional special meetings when required. During fiscal 1994, the Board met five times. Each director attended more than three-fourths of the total number of meetings of the Board and more than three-fourths of the total number of meetings of all committees of the Board on which he serves.

                        REPORT ON EXECUTIVE COMPENSATION

     This report is presented to describe the compensation policies applied by the Compensation Committee of the Board of Directors with regard to the Company's executive officers, and the basis for the compensation of Leonard Miller, the chief executive officer of the Company, for the year 1994.

     In December of each year the Compensation Committee reviews the compensation of each employee of the Company or its subsidiaries whose compensation for the previous year exceeded $75,000 (this threshold amount was increased from the $50,000 threshold used in previous years). This review includes salary for the prior two years, the anticipated bonus, if any, for the preceding year (the actual bonus usually has not yet been computed) and the management recommendations as to salary and bonus formula for the following year (except that there is no recommendation as to the chief executive officer).

     The bonus formulae recommended by the management vary depending on particular employees' positions and other factors. Bonuses for division presidents and people in similar capacities often are a percentage of the profits of the divisions or other business units of which they have charge. Bonuses of other employees are based upon various approaches to evaluating their performance.

     The Compensation Committee almost always accepts the management recommendation as to all but the highest paid officers of the Company. This is in recognition of the fact that the management is far more familiar than anyone on the Compensation Committee with the individual employees, with prevailing levels of compensation in areas in which particular employees work and with other factors affecting compensation decisions. It also is in recognition of the fact that the management of the Company has primary responsibility for hiring and motivating employees, and for profitability of operations. However, the Compensation Committee believes the fact that it reviews the compensation of everyone who has been receiving more than a specified amount per year helps ensure that management's compensation decisions will be made responsibly, and will be in keeping with the Company's policy of attempting to compensate employees in the mid-range of what is customary for comparable work in comparable geographic areas.

     The Compensation Committee reviews in greater depth, the recommendations of the chief executive officer regarding compensation of the Company's five or six most highly paid executive officers. With regard to 1994, the people in this category included Irving Bolotin, Jeffrey P. Krasnoff, Stuart A. Miller and Steven J. Saiontz. With regard to the people in this category, the review included both proposed salaries and bonus formulae. For each of Stuart A. Miller and Steven J. Saiontz, who head the Company's two operating groups, the bonus with regard to 1994 was equal to one-third of one percent of that year's consolidated pre-tax income. That was an increase from the prior year's formula of one-quarter of one percent, which had been approved by the Compensation Committee in December 1993. The change was recommended by the chief executive officer to reflect the increasing responsibilities which were assigned to these two officers.

     With regard to the chief executive officer, the Compensation Committee reviewed an analysis, abstracted from proxy statements, of the compensation of the chief executive officers of eight publicly held national homebuilding companies. It concluded that the compensation of the Company's chief executive officer was in the lower range of the companies surveyed. In order to adjust the compensation of the Company's chief executive officer to a level more in line with that of the chief executive officers of the homebuilding companies which had been surveyed, and in recognition of the fact that the Company's fiscal 1994 earnings were the highest in its history, the Compensation Committee (i) awarded the chief executive officer a bonus for 1994, to be paid in 1995, equal to one-third of one percent of the Company's pre-tax income, (ii) awarded the chief executive officer a special bonus of $100,000 for 1994, to be paid in 1995, (iii) increased the chief executive officer's 1995 salary by $50,000 to $450,000 and (iv) determined that the formula for computing the chief executive officer's 1995 bonus (to be paid in early 1996) would be one-half of one percent of the Company's pre-tax income. The formula for 1995 is the same as the formula that was used in determining the chief executive officer's bonuses with regard to 1993 and 1992. However, in December 1993, at the same time the Compensation Committee determined to increase the formula for computing the 1994 bonuses of Stuart A. Miller and Steven J. Saiontz, the Compensation Committee also decided (on the chief executive officer's recommendation) to reduce the chief executive officer's bonus to one-third of one percent of 1994 pre-tax income. Therefore, a 1995 bonus formula of one-half of one percent of pre-tax income will be an increase from the 1994 formula.

     Restricted stock awards are a percentage of the respective salaries of all full-time employees with at least one year's service with the Company or subsidiaries. The percentage of salary is fixed annually by the Board of Directors based upon the recommendation from the Company's management. The percentage of salary for 1994 was 1%. This is the same as the percentage for the preceding several years.

     The Compensation Committee does not make stock option grants. Stock options are granted by stock option committees appointed by the Board of Directors. However, the members of the Compensation Committee, all of whom are on the Board of Directors, are aware of stock option grants at the time they evaluate cash compensation.

     Stock options for all employees other than officers of Lennar Corporation are awarded by a stock option committee consisting of directors who are officers of the Company. Stock options are awarded to officers of Lennar Corporation by an Officers and Directors Committee consisting solely of directors who are not officers or employees of the Company. There were only three stock option awards (aggregating 25,000 shares) made to officers of Lennar Corporation during 1994. None of these awards were made to the Company's five highest paid executive officers.

                                OFFICERS AND DIRECTORS
                                   COMMITTEE (STOCK
 COMPENSATION COMMITTEE:              OPTIONS):
 -----------------------        -----------------------
ARNOLD P. ROSEN, Chairman      CHARLES I. BABCOCK, JR.
CHARLES I. BABCOCK, JR.        RICHARD W. McEWEN
ROBERT B. COLE                 JAMES W. McLAMORE
RICHARD W. McEWEN              ARNOLD P. ROSEN
JAMES W. McLAMORE

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of the persons listed under 'Report on Executive Compensation'. See also 'Information Regarding the Board of Directors'.

     Arnold P. Rosen, Chairman of the Compensation Committee, was Executive Vice President of the Company until his retirement in 1977.

     Robert B. Cole, a member of the Compensation Committee, is Secretary of the Company. He receives no salary from the Company, but does receive $75,000 per year from the Company for providing consulting services on legal and business affairs.
                               PERFORMANCE GRAPH

     The following graph compares the five year cumulative total return of the Company's Common Stock, assuming reinvestment of dividends, with the Dow Jones Equity Market Index and the Dow Jones Home Construction Index:

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                         FISCAL YEAR ENDING NOVEMBER 30
                                  (1989 = 100)


                                                     1989        1990        1991        1992        1993        1994
Lennar Corporation                                 $  100      $   63      $  140      $  259      $  290      $  230
Dow Jones Equity Market Index                         100          95         117         139         153         154
Dow Jones Home Construction Index                     100          51          87         136         162         111

                                 OTHER MATTERS

     The Company's management knows of no matters other than the foregoing which will be presented for action at the meeting. If any other matters properly come before the meeting, or any adjournments, the person or persons voting the management proxies will vote them in accordance with their best judgment.

AUDITORS

     Deloitte & Touche audited the Company's financial statements for the year ended November 30, 1994. Representatives of that firm are expected to be present at the Annual Meeting of Stockholders to answer questions. They will be given an opportunity to make a statement if they wish to do so.

     In 1994, the Company's Board of Directors, acting on the recommendation of the Audit Committee, approved the retention of Deloitte & Touche to audit the Company's financial statements at November 30, 1994 and for the year ending on that date. KPMG Peat Marwick audited the Company's financial statements for the year ended November 30, 1993 and for a number of years before that. The decision to replace KPMG Peat Marwick with Deloitte & Touche was based solely on cost considerations. Early in fiscal 1994, the Company invited KPMG Peat Marwick and three other firms it considered to be qualified to submit proposals for the audit of the Company's financial statements for the five fiscal years ending November 30, 1994 through 1998. Upon review of the proposals, the Company selected Deloitte & Touche, because it submitted the lowest cost proposal.

     Neither KPMG Peat Marwick's report on the financial statements of the Company and its subsidiary for the fiscal year ended November 30, 1993, nor its report on the financial statements for the year ended November 30, 1992, contained an adverse opinion or a disclaimer of an opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Neither in connection with the audits by KPMG Peat Marwick of the financial statements for those years, nor during any subsequent interim period, were there disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     Deloitte & Touche has, for a number of years, assisted the Company in the preparation of tax returns and with regard to other tax related matters. The Company did not, during the Company's two most recent fiscal years, or during any subsequent interim period, consult Deloitte & Touche regarding either (i) the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements on which Deloitte & Touche provided a written report or written or oral advice which Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement or an event of the type described in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

     The Board of Directors has not at this time selected an accounting firm to audit the Company's financial statements for the year ending November 30, 1995. The selection will be discussed at a meeting of the Board of Directors to be held after the Company's April 4, 1995 Annual Meeting.

STOCKHOLDERS' PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

     Proposals which stockholders wish included in next year's Proxy Statement must be received at the Company's principal executive offices at Seven Hundred N.W. 107th Avenue, Miami, Florida 33172 no later than October 12, 1995.

                                          By Order of the Board of Directors
                                          ROBERT B. COLE
                                          Secretary

Dated: March 1, 1995

LENNAR
CORPORATION
700 N.W. 107th Avenue                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Miami, Florida 33172                      The undersigned stockholder of Lennar Corporation hereby appoints
                                          Leonard Miller and Robert B. Cole, or any one or more of them present,
                                 PROXY    with full power of substitution, as attorneys and proxies of the
                                  1995    undersigned to appear at the Annual Meeting of the Stockholders of
                                 ANNUAL   LENNAR CORPORATION to be held at the Doral Park Golf and Country Club,
                                MEETING   5001 N.W. 104 Avenue, Miami, Florida on Tuesday, April 4, 1995, and at
                                          any and all adjournments thereof, and there to act for the undersigned and vote all shares of Common Stock of LENNAR CORPORATION standing in the name of the undersigned, with all the powers the undersigned would possess if personally present at the meeting, as follows:

1. ELECTION OF       FOR the nominees listed below                  WITHHOLD AUTHORITY
   DIRECTORS:        (except as marked to the contrary below) / /   to vote for all nominees listed below / /

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE
                 A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

            CHARLES I. BABCOCK, JR.      IRVING BOLOTIN      LEONARD MILLER

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

This proxy is solicited by the Board of Directors. This proxy when properly executed will be voted in the manner directed. If no direction is made, this proxy will be voted for all the listed nominees for election of directors.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                                When shares are held by joint
                                                tenants, both should sign. When
                                                signing as attorney, as
                                                executor, administrator, trustee
                                                or guardian, please give full
                                                title as such. If a corporation,
                                                please sign in full corporate
                                                name by President or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by an
                                                authorized person.

                                                -----------------------------
                                                Signature

                                                -----------------------------
                                                Signature if held jointly

                                                Dated: _________ , 1995

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,
                   USING THE ENCLOSED ENVELOPE.


LENNAR
CORPORATION
700 N.W. 107th Avenue                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Miami, Florida 33172                      The undersigned stockholder of Lennar Corporation hereby appoints
                                          Leonard Miller and Robert B. Cole, or any one or more of them present, with full power of substitution, as attorneys and proxies of the
                                 PROXY    undersigned to appear at the Annual Meeting of the Stockholders of
                                  1995    LENNAR CORPORATION to be held at the Doral Park Golf and Country Club,
                                 ANNUAL   5001 N.W. 104 Avenue, Miami, Florida on Tuesday, April 4, 1995, and at
                                MEETING   any and all adjournments thereof, and there to act for the undersigned and vote all shares of Class B Common Stock of LENNAR CORPORATION standing in the name of the undersigned, with all the powers the undersigned would possess if personally present at the meeting, as follows:

1. ELECTION OF       FOR the nominees listed below                 WITHHOLD AUTHORITY
   DIRECTORS:        (except as marked to the contrary below) / /  to vote for all nominees listed below / /

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE
                 A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

            CHARLES I. BABCOCK, JR.      IRVING BOLOTIN      LEONARD MILLER

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

This proxy is solicited by the Board of Directors. This proxy when properly executed will be voted in the manner directed. If no direction is made, this proxy will be voted for all the listed nominees for election of directors.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                                When shares are held by joint
                                                tenants, both should sign. When
                                                signing as attorney, as
                                                executor, administrator, trustee
                                                or guardian, please give full
                                                title as such. If a corporation,
                                                please sign in full corporate
                                                name by President or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by an
                                                authorized person.

                                                -----------------------------
                                                Signature

                                                -----------------------------
                                                Signature if held jointly

                                                Dated: _________ , 1995

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,
                       USING THE ENCLOSED ENVELOPE.